UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) April 1, 2005

                     PUBLIC COMPANY MANAGEMENT CORPORATION
                     -------------------------------------
            (Exact name of registrant as specified in its charter)



         Nevada                    000-50098            88-0493734
    -----------------              ---------            ----------
(State or other jurisdiction      (Commission          (IRS Employer
     of incorporation)            File Number)       Identification No.)


             5770 El Camino Road, Las Vegas, Nevada        89118
             --------------------------------------       -------
            (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code (702) 222-9076


                                      N/A
                                 -------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS


   On April 1, 2005, Public Company Management Corporation (the
"Registrant") announced that it retained the services of IBIS Consulting Group, LLC (Ibis) to oversee a new campaign to present the Registrant to institutions in an effort to boost institutional investments in the Registrant.

   Ibis will act as a liaison for the Registrant, coordinating all aspects of a nationwide road show that will include the scheduling of one-on-one meetings with portfolio managers and analysts. The goal of the program will be to increase awareness and understanding of the Registrant's business, its competitive position and long-term prospects and to expand institutional investments in the Registrant.

   The press release announcing this event is filed herewith as exhibit 99.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.     Description
-----------     ------------------

10 Agreement for Investor Relations Services, by and between Ibis Consulting Group, LLC, and Public Company Management Corp.

99              Press Release

                                  SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Public Company Management Corporation

April 4, 2005

/s/ Stephen Brock
--------------------
Stephen Brock
Chief Executive Officer